EXHIBIT 99

    NIC Reclassifies Certain First Quarter 2005 Financial Information; Reclassifications Have No Impact on Gross Profits, Earnings, or Cash Flows

    OLATHE, Kan.--(BUSINESS WIRE)--May 6, 2005--NIC Inc. (Nasdaq:EGOV) today announced that it has reclassified certain financial information as of and for the three months ended March 31, 2005, that was reported in its first quarter 2005 earnings release issued on May 2, 2005. NIC changed its accounting treatment for the $5.0 million pre-tax charge relating to its software and services engagement with the California Secretary of State. The reclassification had no impact on operating loss, net loss, net loss per share, or operating cash flows.
    Selected financial information affected by this reclassification is presented in a table that accompanies this news release.

    About NIC

    NIC manages more eGovernment services than any provider in the world. The company is helping governments communicate more effectively with citizens and businesses by putting essential services online. NIC provides eGovernment solutions for 2,000 state and local agencies that serve more than 55 million people in the United States. Additional company information is available at www.nicusa.com.

    The statements in this release regarding continued implementation of NIC's business model and its development of new products and services are forward-looking statements. There are a number of important factors that could cause actual results to differ materially from those suggested or indicated by such forward-looking statements. These include, among others, the success of the Company in signing contracts with new states and government agencies, including continued favorable government legislation; NIC's ability to develop new services; existing states and agencies adopting those new services; acceptance of eGovernment services by businesses and citizens; competition; and general economic conditions and the other important cautionary statements and risk factors described in NIC's 2004 Annual Report on Form 10-K/A filed on March 16, 2005, with the Securities and Exchange Commission.


                               NIC Inc.
                          FINANCIAL SUMMARY
                             (UNAUDITED)
                Thousands except for per share amounts

                                                 Three months ended
                                                      March 31,
                                                  2005        2004
                                               ----------- -----------
                                                (Revised)
Revenues:
  Portal revenues                              $   13,661  $   12,231
  Software and services revenues                   (2,381)      2,188
                                                ----------  ----------
     Total revenues                                11,280      14,419
                                                ----------  ----------
Cost of revenues:
  Cost of portal revenues, exclusive of
    depreciation & amortization                     6,715       5,853
  Cost of software & services revenues,
    exclusive of depreciation & amortization        2,377       2,080
  Selling & administrative                          3,282       3,232
  Depreciation & amortization                         352         388
                                                ----------  ----------
   Total operating expenses                        12,726      11,553
                                                ----------  ----------
Operating income (loss)                            (1,446)      2,866
                                                ----------  ----------
Other income (expense):
  Interest income                                      81          21
  Interest expense                                      -          (5)
  Equity in net loss of affiliates                      -         (69)
  Other income (expense), net                          (3)          -
                                                ---------- -----------
  Total other income (expense)                         78         (53)
                                                ----------  ----------

Income (loss) before income taxes                  (1,368)      2,813
Income tax provision (benefit)                       (471)      1,211
                                                ----------  ----------

Net income (loss)                              $     (897) $    1,602
                                                ==========  ==========

Basic earnings (loss) per share:               $    (0.02) $     0.03
                                                ==========  ==========

Diluted earnings (loss) per share:             $    (0.02) $     0.03
                                                ==========  ==========

Weighted average shares outstanding:
  Basic                                            59,402      58,744
                                                ==========  ==========
  Diluted                                          59,402      61,016
                                                ==========  ==========


Key Financial Metrics:

Revenue growth - outsourced portals                    12%         25%
Same state revenue growth - outsourced portals         16%         21%
Revenue growth - software & services                (209%)       (20%)
Gross profit percentage - outsourced portals           51%         52%
Gross profit percentage - software & services         N/A           5%
Selling & administrative costs as a
  percentage of revenue                                29%         22%
Operating income margin percentage                   (13%)         20%

Portal Revenue Analysis (thousands)
DMV transaction-based                          $    8,650  $    7,879
Non-DMV transaction-based                           4,371       3,343
Portal management                                      48         102
Software development                                  592         907
                                                ----------  ----------

 Total                                         $   13,661  $   12,231
                                                ==========  ==========


                               NIC Inc.
                     CONSOLIDATED BALANCE SHEETS
                             (UNAUDITED)
                  Thousands except for share amounts

                                              March 31,   December 31,
                                                2005         2004
                                            ------------- ------------
                                              (Revised)

                                ASSETS
Current assets:
  Cash and cash equivalents                 $     32,921  $    30,769
  Cash and cash equivalents - restricted           3,000        3,000
  Marketable securities                            4,000            -
  Trade accounts receivable                       20,448       17,610
  Unbilled revenues                                1,171        3,400
  Deferred income taxes                            1,166          433
  Prepaid expenses & other current assets          1,117        1,312
                                             ------------  -----------
   Total current assets                           63,823       56,524

Property and equipment, net                        2,386        2,603
Unbilled revenues                                    966        2,404
Deferred income taxes                             31,432       31,274
Other assets                                         272          266
                                             ------------  -----------
    Total assets                            $     98,879  $    93,071
                                             ============  ===========


                 LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable                          $     19,462  $    14,394
  Accrued expenses                                 5,272        6,266
  Application development contracts                1,523            -
  Other current liabilities                          128          151
                                             ------------  -----------
    Total current liabilities                     26,385       20,811
                                             ------------  -----------

Commitments and contingencies                          -            -

Shareholders' equity:
  Common stock, no par, 200,000,000 shares
   authorized 59,640,534 and 59,301,375
   shares issued and outstanding                       -            -
  Additional paid-in capital                     202,031      200,921
  Accumulated deficit                           (129,353)    (128,456)
                                             ------------  -----------
                                                  72,678       72,465
  Less treasury stock                               (184)        (205)
                                             ------------  -----------
    Total shareholders' equity                    72,494       72,260
                                             ------------  -----------

    Total liabilities and shareholders'
     equity                                 $     98,879  $    93,071
                                             ============  ===========


                               NIC Inc.
                          CASH FLOW SUMMARY
                             (UNAUDITED)
                              Thousands

                                                    Three months ended
                                                         March 31,
                                                      2005     2004
                                                    --------- --------
                                                    (Revised)

Cash flows from operating activities:
  Net income (loss)                                 $   (897) $ 1,602
  Adjustments to reconcile net income (loss) to net
   cash provided by operating activities:
        Depreciation & amortization                      352      388
        Application development contracts              1,523        2
        Deferred income taxes                           (271)   1,246
        Deferred income tax benefit relating to
         stock options                                  (310)     (98)
        Equity in net loss of affiliates                   -       69

  Changes in operating assets and liabilities
        (Increase) in trade accounts receivable       (2,838)  (2,486)
        (Increase) decrease in unbilled revenues       3,667   (1,518)
        Decrease in prepaid expenses & other
         current assets                                  281      363
        (Increase) decrease in other assets               (6)       2
        Increase in accounts payable                   5,068      863
        Increase (decrease) in accrued expenses         (994)   1,526
        Increase (decrease) in other current
         liabilities                                     (23)      28
                                                     --------  -------

  Net cash provided by operating activities            5,552    1,987
                                                     --------  -------

Cash flows from investing activities:
  Purchases of property and equipment                   (134)    (626)
  Purchases of marketable securities                  (7,000)       -
  Maturities of marketable securities                  3,000        -
                                                     -------- --------

  Net cash used in investing activities               (4,134)    (626)
                                                     --------  -------

Cash flows from financing activities:
  Cash and cash equivalents - restricted                   -       38
  Payments on note payable                                 -      (38)
  Proceeds from employee common stock purchases          122      117
  Proceeds from exercise of employee stock options       612      142
                                                     --------  -------

  Net cash provided by financing activities              734      259
                                                     --------  -------


Net increase in cash and cash equivalents              2,152    1,620
Cash and cash equivalents, beginning of period        30,769   13,540
                                                     --------  -------
Cash and cash equivalents, end of period            $ 32,921  $15,160
                                                     ========  =======


                               NIC Inc.
                SELECTED REVISED FINANCIAL INFORMATION
                             (UNAUDITED)
                  Thousands except per share amounts

                                     Three-months ended March 31, 2005
                                     ---------------------------------

                                      Previously
                                       Reported    Revised  Difference
                                      ----------- --------- ----------
Financial Summary:
         Software & services revenues $    1,047  $ (2,381) $  (3,428)
         Total revenues                   14,708    11,280     (3,428)
         Cost of software & services
          revenues,exclusive of
          depreciation & amortization      5,805     2,377     (3,428)
         Total operating expenses         16,154    12,726     (3,428)
         Operating income (loss)          (1,446)   (1,446)         -
         Net income (loss)                  (897)     (897)         -
         Basic  & diluted loss per
          share                            (0.02)    (0.02)         -

Cash Flow Summary:
         Application development
          contracts                        4,951     1,523     (3,428)
         Decrease in unbilled
          revenues                           239     3,667      3,428
         Net cash provided by
          operating activities             5,552     5,552          -


                                            As of March 31, 2005
                                      --------------------------------

                                      Previously
                                       Reported    Revised  Difference
                                      ----------- --------- ----------
Consolidated Balance Sheet:
         Unbilled revenues-current
          portion                     $    3,161  $  1,171  $  (1,990)
         Deferred income taxes-
          current portion                  2,499     1,166     (1,333)
         Total current assets             67,146    63,823     (3,323)
         Unbilled revenues - long-
          term portion                     2,404       966     (1,438)
         Deferred income taxes-long-
          term portion                    30,099    31,432      1,333
         Total assets                    102,307    98,879     (3,428)
         Application development
          contracts                        4,951     1,523     (3,428)
         Total current liabilities        29,813    26,385     (3,428)
         Total liabilities and
          shareholders' equity           102,307    98,879     (3,428)

    CONTACT: NIC Inc.
             Chris Neff, 435-645-8898
             cneff@nicusa.com